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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-KA


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 1999



                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



        Colorado                     0-21821                 93-0962072
--------------------------------    -----------           ------------------
 State or Other Jurisdiction        Commission              IRS Employer
Of Incorporation or Organization    File Number           Identification No.



                410 17th Street, Suite 400 Denver, Colorado 80202
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               Address of Principal Executive Offices and Zip Code



        Registrant's telephone number, including area code (888) 313-8051
                                                          ----------------

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Item 7.   Financial Statements And Exhibits:

          (c)  EXHIBITS

          4.1 Letter to office of the Chief Accountant, Securities and Exchange Commission dated August 23, 1999 from Arthur Andersen LLP.





                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.



                              By: /s/ Donald R. Jackson
                                 ----------------------
                                 Donald R. Jackson
                                 Secretary, Treasurer





Date:  September 23, 1999